SUPPLEMENT DATED FEBRUARY 6, 2023 TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE ANNUITY ACCOUNT FIVE

Seasons Advisor III Variable Annuity

VARIABLE SEPARATE ACCOUNT

Polaris Advisor III Variable Annuity

This supplement updates certain information in the most recent prospectus. You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy. This supplement is not valid unless it is read in conjunction with the prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

MARKETLOCK FOR LIFE PLUS EXTENSION

The information below is important to you if you purchased a contract between February 4, 2008 and April 30, 2008 and you elected the MarketLock For Life Plus living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you had an opportunity to extend the Income Base Evaluation Period for an additional 5-year period (the “Extension”). If you elected the first Extension, you will have the opportunity to elect a second Extension on or about your fifteenth contract anniversary for an additional 5 year period, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the second Extension.

In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current living benefit will change as a result of the second Extension.

If you do not wish to elect the second Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you did not elect the first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation Period at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extensions in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock For Life Plus living benefit you elected at the time of purchase, please see the MarketLock For Life Plus section under OPTIONAL LIVING BENEFITS in the prospectus. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the second Extension, we will send you a new contract endorsement.

How do I elect the second Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts issued between February 4, 2008 and April 30, 2008 are detailed below. The Income Base Evaluation Period may be extended for an additional 5-year period provided you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the second Extension.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the second Extension?

If you elect the second Extension, the fee for the living benefit will be increased by 0.05% as follows:

Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	New Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	0.95%	1.00%
Two	1.20%	1.25%

As a reminder, you also have the option to cancel your living benefit on any Benefit Year Anniversary after the tenth Benefit Year Anniversary. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.